2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. December 11, 2014

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. David Ng Head of Investor Relations Introduction

2 © 2014 | 2 Broadridge Financial Solutions: Agenda for Investor Day Introduction David Ng Managing Director, Investor Relations 9:00–09:05 Opening Remarks Richard J. Daly President and Chief Executive Officer 9:05–09:25 Strategy and Business Overview Timothy C. Gokey Chief Operating Officer 9:25–09:45 Banks, Broker-Dealers and Issuers (ICS) Robert Schifellite President, Investor Communication Solutions 9:45–10:10 Mutual Fund and Retirement Solutions (ICS) Gerard F. Scavelli President, Mutual Fund and Retirement Solutions 10:10–10:30 Break 10:30–10:45 Global Technology and Operations (GTO) Charles J. Marchesani President, Global Technology and Operations 10:45–11:05 Global Sales and Marketing Christopher J. Perry President, Global Sales, Marketing and Client Solutions 11:05–11:20 M&A Overview Vijay Mayadas SVP, Strategy & M&A 11:20–11:30 Financial Overview James M. Young Chief Financial Officer 11:30–11:50 Closing Remarks Richard J. Daly President and Chief Executive Officer 11:50–12:00 Q&A 12:00–12:30 Lunch with Management Team Management Team at Assigned Tables 12:30–1:30

3 © 2014 | 3 Forward-Looking Statements The Broadridge 2014 Investor & Analyst Day presentations and other written or oral statements made from time to time by representatives of Broadridge may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as "expects," "assumes," "projects," "anticipates," "estimates," "we believe," could be" and other words of similar meaning, are forward- looking statements. In particular, information about our future performance objectives are forward- looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the "2014 Annual Report"), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of the presentations and are expressly qualified in their entirety by reference to the factors discussed in the 2014 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

4 © 2014 | 4 Explanation of the Company’s Use of Non-GAAP Financial Measures In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s performance. Our Non-GAAP historical and projected earnings results are adjusted to exclude the impact of certain significant events from our GAAP results such as Acquisition Amortization and Other Costs. Acquisition Amortization and Other Costs represent amortization charges associated with intangible asset values as well as other transaction costs associated with the Company’s acquisitions. Free cash flows is a Non-GAAP measure and is defined by the Company as cash flows from operating activities, less capital expenditures and software purchases. Please see the supplemental materials provided at the end the Broadridge 2014 Investor & Analyst Day presentations entitled “Non-GAAP to GAAP Reconciliations” for reconciliations of our historical Non-GAAP measures to the comparable GAAP measures. The supplemental materials are posted on Broadridge’s Investor Relations website at www.broadridge-ir.com and are also included as Attachment 99.1 to the Company’s Form 8-K dated December 11, 2014. Use of Material Contained Herein The information contained in the Broadridge 2014 Investor & Analyst Day presentations is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in the presentations. You may reproduce information contained in the presentations provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright. The Broadridge 2014 Investor & Analyst Day presentations are posted on the Company’s Investor Relations website at www.broadridge- ir.com and are also included as Attachment 99.1 to the Company’s Form 8-K dated December 11, 2014. Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Richard J. Daly President and Chief Executive Officer Opening Remarks

6 © 2014 | 6 Broadridge Has a Unique Franchise and Ubiquitous Presence in Financial Services 1. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q’14 | Note: All Broadridge results and statistics are for FY14 unless otherwise stated of outstanding shares in US processed 80%+ investor communications processed annually 2+ Billion years of financial services experience 50+ 10 of the top-101 global banks are our clients leading provider of US beneficial proxy and prospectus, US fixed income & Canadian equity processing #1 98% client revenue retention rate Investor Communication Solutions Global Technology and Operations average daily in North American fixed income & equity trades $5+ Trillion countries where we clear and settle trades 70+

7 © 2014 | 7 Broadridge Has Generated Top Quartile TSR of 13% Since Becoming Public 0 50 100 150 200 250 300 2007 2008 2009 2010 2011 2012 2013 2014 Broadridge share price performance vs. S&P 5001 Broadridge S&P 500 TSR CAGR1 1. March 2007-June 2014 | Source: S&P Dow Jones Indices; S&P Capital IQ; BCG analysis Penson termination/ restructuring Financial crisis Decrease in event- driven revenues Share price indexed to March 31, 2007 13% 7%

8 © 2014 | 8 Broadridge Has Demonstrated Strong Capital Stewardship Since Becoming Public Our powerful business model has allowed us to generate strong and steady cash flow Free cash flows $2.2B 1. March 2007-June 2014 | Note: Share repurchases amount reflects share repurchases under our stock repurchase program Key sources and uses of cash1

9 © 2014 | 9 Broadridge Has Demonstrated Strong Capital Stewardship Since Becoming Public Acquisitions $0.6B Cash returned to shareholders $1.4B Share repurchases $0.9B Dividends $0.5B Free cash flows $2.2B Our powerful business model has allowed us to generate strong and steady free cash flows 1. March 2007-June 2014 | Note: Share repurchases amount reflects share repurchases under our stock repurchase program Key sources and uses of cash1

10 © 2014 | 10 Pr io ri ty Our Capital Stewardship Priorities Over the Next 3 Years Committed to a strong dividend Targeting minimum 45% of net earnings Continual tuck-in acquisitions to drive growth Selectively targeting about $400- 600M Share repurchases Increase targeted levels of share repurchases Maintain investment grade credit rating Using debt capacity for investments and capital return • Target 2:1 Adj. Debt/EBITDAR Sustainable stockholder returns through responsible and balanced capital stewardship

Broadridge's Business Has Three Key Features That Enable Greater Control of Destiny

98% client revenue retention rate

Consistently high retention rate reflects the strength of our client relationships

90% of total revenue is recurring

Diverse revenue distribution

- Over 1,100 broker-dealers
- ~10,000 corporate issuers
- ~800 mutual fund families

Expanding portfolio of growth products

Growth products contributed ~25% of recurring fee revenue in FY14 vs. ~10% in FY10

Our business model is highly resilient with a balanced portfolio and reduced reliance on market factors

Note: All Broadridge results and statistics are for FY14 unless otherwise stated

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12 © 2014 | 12 Our Industry Is Undergoing Significant Evolution We are uniquely positioned to take advantage of new opportunities created by secular trends Regulatory environment driving mutualization of non-differentiating costs and capabilities Mutualization 1 Digital technologies reducing print communications and creating new content channels Digitization 2 Financial firms looking to drive growth and excellence through data and analytics Data & Analytics 3

13 © 2014 | 13 Today, we have strong positions in large and attractive markets We will grow our portfolio through a combination of internal product development and acquisitions We have a large, balanced and resilient portfolio We are uniquely positioned to capitalize on new opportunities created by three secular market trends We expect this balanced approach to drive 7-10% recurring fee revenue growth, 5-7% total revenue growth and 9-11% earnings1 growth; a 3-4% return of cash including dividends and share repurchases; and top quartile TSR Our Strategic Focus We are a leading global provider of investor communications, technology- driven solutions and data & analytics to the financial industry It’s a good time to be Broadridge! 1. Adjusted Net Earnings (Non-GAAP)

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Timothy C. Gokey Chief Operating Officer Executing on Growth - Strategy and Business Overview

15 © 2014 | Today’s Discussion • The Market Opportunity for Broadridge • Our Evolving Product Portfolio • Executing on Growth • Our Continued Track Record 15

16 © 2014 | Data & Analytics Network and data assets that enable clients to create unique value Mutualization Strong drive to standardize duplicative, non-differentiating industry capabilities Digitization Digital technologies that enable lower cost, higher touch interactions Key Market Trends We Have a $24B Market Opportunity 100%=$24B Addressable Market Bank, Broker-Dealers and Issuers Mutual Fund & Retirement Solutions Global Technology & Operations 16

17 © 2014 | Regulatory Pressure is Driving Our Clients to Mutualize Capabilities 17

18 © 2014 | 0 5 10 15 Effect of Recent and Future Regulation on Return on Equity (Pre-regulation to 2020) Regulatory Pressure is Driving Our Clients to Mutualize Capabilities Sources: BCG Global Risk report, Nov 2013; BCG Capital Markets report, Apr 2013 & May 2014; McKinsey Capital Markets report, Nov 2013 Total (average) Regulations Corrective Actions ROE (%) Corrective actions Basel 2.5 & 3 Pre- regulation average RoE 2014 average RoE 15 7 3 11 Today 18

19 © 2014 | 0 5 10 15 Effect of Recent and Future Regulation on Return on Equity (Pre-regulation to 2020) Regulatory Pressure is Driving Our Clients to Mutualize Capabilities Future RoE Upcoming regulations Sources: BCG Global Risk report, Nov 2013; BCG Capital Markets report, Apr 2013 & May 2014; McKinsey Capital Markets report, Nov 2013 Total (average) Regulations Corrective Actions ROE (%) Corrective actions Basel 2.5 & 3 Pre- regulation average RoE 2014 average RoE 15 7 3 11 3-7 4-8 Today 3-5 years 19

20 © 2014 | 0 5 10 15 Effect of Recent and Future Regulation on Return on Equity (Pre-regulation to 2020) Regulatory Pressure is Driving Our Clients to Mutualize Capabilities Sources: BCG Global Risk report, Nov 2013; BCG Capital Markets report, Apr 2013 & May 2014; McKinsey Capital Markets report, Nov 2013 Total (average) Regulations Corrective Actions ROE (%) Future RoE Upcoming regulations Corrective actions Basel 2.5 & 3 Pre- regulation average RoE 2014 average RoE Cost, Risk optimization and revenue growth Future RoE after mitigation 15 7 3 11 3-7 4-8 6-8 10-15 3-5 years Today Cost of Equity: Range 10–12% 20

21 © 2014 | Broadridge is a Leader in Driving Digitization Enhanced Brokers’ Internet Platform (EBIP) to cover 55% accounts by January 2016, up from 26% in FY13 Fluent SM/InletTM - We are investing in transformative options that meet a broad range of client needs Proxy material e-delivered for 43% of retail accounts in FY’14; 68% of retail shares voted online Digital Adoption Rates are Low But With Significant Potential Broadridge is Driving Digitization in the Industry 75% 60% 25% 5-10% Credentialed Users Active Users Source: Broadridge Data Analytics Wealth Mgmt. Retail Banking 21

22 © 2014 | • Financial Services spends ~$12B annually on Data & Analytics in the U.S. • Broadridge has unique data assets to add value to clients, holding data on every beneficial equity position of every investor in the market • FY14 $46M recurring fee revenue from existing Data & Analytics businesses, expected to double in 4 years, with addressable market opportunity of more than $1 billion Source: Opera Solutions We are working closely with our clients to help them use their data to serve their end-clients more effectively and efficiently Significant Opportunity in Data & Analytics 22

23 © 2014 | Our Product Portfolio has Evolved to Target the Market Opportunity 23

24 © 2014 | FY14 Recurring Revenue Closed Sales Our Product Portfolio has Evolved to Target the Market Opportunity Heritage Acquired Launched after Acquired New Since2007 5% 56 22% 17% 100%=$127M Mature Growth 40% 60% 100%=$127M 60% 40% 24

25 © 2014 | Percent of Recurring Fee Revenue Investment in Growth Businesses is Shifting Revenue Mix 10% 25% 35% 90% 75% 65% FY10 FY14 FY17F Mature Growth FY10-17F CAGR 25% 3% 25

26 © 2014 | Illustrative Annual Change in EBIT Margin FY14-17F Multiple Factors Driving Stronger Margins Revenue Mix Operating Leverage Productivity Net of Investments Total 10-20 bps 30-40 bps 5-15 bps 45-75 bps FY11-14 Annual change 15 bps 35 bps 60 bps 110 bps Note: EBIT Margin (Non-GAAP) 26

27 © 2014 | Most Balanced Business Banks, Broker-Dealers and Issuers • Manage regulatory issues on behalf of our clients • Enhance product differentiation • Win transition to digital Support & Extend The Core • Advisor Solutions • Tax Managed Services • Securities Class Actions Drive Growth Business Portfolio • Fluent / Inlet • Wealth Insight SolutionsSM • Shareholder Data Services Drive Transformative Options in Digital & Data 27

28 © 2014 | Strongest Growth Engine Mutual Fund and Retirement Solutions • Leverage mutual fund and ETF database • Expand data capabilities to penetrate mutual funds • Offer revenue and expense solutions to asset management and capital markets firms Grow Data & Analytics • Grow trade processing sales • Attract AUA by serving Retirement Plan Advisors Drive Mutual Fund Trade Processing • Expand communications footprint • Expand plan sponsor product offering Selectively Expand Communications 28

29 © 2014 | Turnaround Evolving into Growth Global Technology and Operations • Right-size key businesses • Align pricing and productivity • Improve technology Drive Productivity & Investment • Wealth Management • Capital Markets (e.g. Financing and Liquidity) • Global (e.g. Accenture Post-Trade Processing/Global Settlements, Asia Pac) • Buy-side Pursue Significant Growth Opportunities • Invest in sales capabilities • Evolve to one market-facing segment • Add significant talent Refine Organization to Support Growth 29

30 © 2014 | We are Investing in Four Key Differentiating Capabilities • World-Class Technology organization • We invest ~$400M+ annually • Strong investments in new Products and Platforms, Resiliency, and Cybersecurity Technology 30

31 © 2014 | We are Investing in Four Key Differentiating Capabilities • World-Class Technology organization • We invest ~$400M+ annually • Strong investments in new Products and Platforms, Resiliency, and Cybersecurity Technology Brand • Increased Sales & Marketing investment 35% in last 2 years • “One Broadridge” brand • Growing thought leadership platform 31

32 © 2014 | We are Investing in Four Key Differentiating Capabilities • Strong track record of success, with 20%+ portfolio IRR • Expect to invest about $400-600M over the next 3 years • Strong pipeline of acquisition targets Acquisitions • World-Class Technology organization • We invest ~$400M+ annually • Strong investments in new Products and Platforms, Resiliency, and Cybersecurity Technology Brand • Increased Sales & Marketing investment 35% in last 2 years • “One Broadridge” brand • Growing thought leadership platform 32

33 © 2014 | We are Investing in Four Key Differentiating Capabilities • Strong track record of success, with 20%+ portfolio IRR • Expect to invest about $400-600M over the next 3 years • Strong pipeline of acquisition targets Acquisitions India • 1,800+ Associates grown over 15 years • Innovation hub • Voted one of the best places to work in India • World-Class Technology organization • We invest ~$400M+ annually • Strong investments in new Products and Platforms, Resiliency, and Cybersecurity Technology Brand • Increased Sales & Marketing investment 35% in last 2 years • “One Broadridge” brand • Growing thought leadership platform 33

34 © 2014 | FY11 FY14 FY11-FY14 CAGR Total Revenue $2.2B $2.6B 5.7% Recurring Fee Revenue $1.3B $1.6B 7.7% EBIT $285M $420M 13.9% EBIT Margin 13.1% 16.4% 110 bps p.a. Recurring Revenue Closed Sales $113M $127M 3.8% Strong Performance Provides Platform for Growth Note: EBIT and EBIT Margin (Non-GAAP) 34

35 © 2014 | Executing on Growth Key Takeaways Large market opportunity aligned with powerful industry trends Business Unit strategies closely align with industry trends Proven results support continued growth Product mix driving higher growth Secular opportunity for stronger margins 35

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Robert Schifellite President, Investor Communication Solutions Banks, Broker-Dealers and Issuers

We Connect Capital Markets Participants


1,100+
Banks & Brokers
6,700+
Institutional Investors
80,000+
Financial Advisors
~800
Mutual Fund Families
Investor Communication Solutions
Over 2 Billion Communications Each Year
~10,000
Corporate Issuers USA & Canada
~36,000
Global Corporate Issuers
240+
Retirement Service Providers
140,000,000
Individual Accounts (Globally)

Broadridge
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38 © 2014 | 38 A Great Business Model Strong Core Business Portfolio of Growth Businesses + The core portfolio includes a diversified mix of proxy, post-sale, customer & marketing communications businesses Growth products represented ~30% of ICS recurring fee revenue in FY14 Acquisitions generated $156M of recurring fee revenue in FY14 Consistent 99% client revenue retention rate Addressable Market of $8 Billion

39 © 2014 | 39 Banks, Broker-Dealers and Issuers (BBDI) success aligned with three key Broadridge themes Strategic Focus Leverage our central position in the market, the trust of regulators and our clients Key Products: • Proxy and Regulatory Communications • Tax Managed Services • Transfer Agency Services • Securities Class Actions • Customer Communications Mutualization Help our customers migrate to digital channels Key Products: • Proxy and Regulatory Communications • Fluent℠ • Inlet™ • Advisor Solutions • PostEdge eDelivery Digitization Unique data enables us to help our clients understand investors Key Products: • Proxy and Regulatory Communications • Shareholder Data Services • Wealth Insight SolutionsSM Data & Analytics

40 © 2014 | 40 $0 $1 $2 $3 $4 $5 Total Mutualization Digitization Data & Analytics Advisor Institutional Issuer Broker Billions With solutions that meet critical industry needs BBDI: Targeting a $5B Addressable Market $5B Cybersecurity Increased Corporate Governance Scrutiny Broker Cost Pressures Demographic Shifts Increased Regulation Growth of Wealth Management Services

41 © 2014 | 41 And extending into new products and services Supporting the Core Business Driving Transformation to Digital and Data • Fluent℠ & Inlet™ • Investor Mailbox • Shareholder Data Services • Wealth Insight Solutions • Tax Managed Services • Advisor Solutions Extending to Build New Businesses • Regulatory Leadership • Diverse Voting Platforms • State-of-the-Art Processing • Compliance and Data Security Supporting Our Core Capabilities Core Regulatory Proxy, Post-Sale & Customer Communications

Key Products and Services Driving Growth

FY11 Recurring Sales
~30% From Growth Products

FY14 Recurring Sales
~40% From Growth Products


~30%


~40%

A significant portion of our market runway is coming from growth product portfolio

- Securities Class Actions
- Fluent/Inlet
- Canada Smart
- Data
- Tax
- Advisor
- Transfer Agency
- Annual Meeting Services

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Accelerating Financial Advisor Success

Industry Need:
- Growth of Wealth Mgmt. Services
- Demographic Shifts

Strategy: Digital/Data

Buy/Build: Acquisition

Stage: Growth

Overview

- Technology and tools for financial advisors
  - Build customized websites
  - Expand their reach and enhance the customer experience
  - Acquire assets across multiple generations of investors as a result of the $30 Trillion wealth shift from baby boomers to their heirs
- Rapid Growth
  - ~4,000 advisors served in 2008
  - 80,000+ in 2014

Client Use Case

Goal:	Field compliant, scalable and customizable website solutions for advisors
Actions:	Create custom campaigns; Enable ROI analytics
Results:	Streamlined compliance operations; Increase acquired assets

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44 © 2014 | 44 Tax Center of Excellence Overview • Building a Tax Managed Service (TMS) business through sophisticated tools and data • One of only two industry providers and the only proven BPO provider in the brokerage tax space • Rapid client growth: Expand their reach and enhance the customer experience ̶ ~50 new clients since 2007 launch ̶ Over 500 users on the platform Client Use Case Goal: Comply with 2014 Original Issue Discount (OID) cost basis requirements Actions: Sought out comprehensive OID database that would cover all OID securities in client portfolios Results: Client is now in IRS Regulatory compliance for Tax Year 2014 and beyond Industry Need: • Broker Cost Pressure • Regulatory • Risk Strategy: Mutual/Data Buy/Build: Organic Stage: Growth

45 © 2014 | 45 Driving Transformation in Digital Overview • Inlet, our partnership with Pitney Bowes: ̶ Is built on the Fluent technology platform ̶ Captures consumer preferences and consents ̶ Provides more interactive, user-friendly content ̶ Lets consumers access that content through the online channels they already use Significance of Digital Transformation Broadridge processes over 2 billion investor communications per year The financial industry spends $20B per year on print and mail Digital distribution means a cost reduction of 65-80% and a better customer experience Note: $20B is a Broadridge estimate based on research by BCG and Pitney Bowes Stage: Growth Strategy: Digital Industry Need: • Broker Cost Pressure • Cybersecurity • Demographic Shifts Buy/Build: Build/JV

46 © 2014 | 46 Proprietary Data Provides Unique Insights Stage: Introduction Buy/Build: Organic Strategy: Data Industry Need: • Corporate Governance Scrutiny • Growth of Wealth Mgmt. Shareholder Data Services (SDS) • Launched Shareholder Data Services in March 2014 • SDS provides new capabilities for corporate issuers to analyze the behavior of retail shareholders, and determine who, when and how to most effectively engage • More than 20 SDS clients since launch Wealth Insight Solutions (WINS) • WINS, launched in November, observes and models more than $10 trillion in retail-held assets • WINS helps Banks and Broker-Dealers by providing enhanced wealth data to drive revenue • Gives insights to identify new market opportunities and target consumers based on their total financial capacity and behaviors

47 © 2014 | 47 99% Client Revenue Retention Rate ICS Strong Financial Performance FY11 FY14 CAGR Recurring Fee $ 725 $ 961 10% Event-Driven $ 135 $ 156 5% Total Fee $ 860 $ 1,117 9% Distribution Revenue $ 704 $ 764 3% Total Revenue $ 1,564 $ 1,881 6% EBIT $ 209 $ 336 17% Contributed ~50% of ICS recurring fee growth from FY11-FY14 Growth Products 65% of recurring revenue closed sales in FY14 from growth products Sales Generated $156M or 16% of ICS recurring fee revenue in FY14 Acquisitions Combined equity and mutual fund position growth has always been positive Position Growth Driven by top line growth and cost efficiencies Margin Expansion Note: Certain discrete services previously reported in our Global Technology and Operations segment are now reported within the Investor Communication Solutions segment. As a result, our segment results have been revised to reflect this change in reporting segments

48 © 2014 | 48 Transformation to Digital and Data Extending to Build New Businesses Support & Extend the Core Focus Over the Next 3 Years Core

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Gerard F. Scavelli President, Mutual Fund and Retirement Solutions Mutual Fund and Retirement Solutions (ICS)

50 © 2014 | 50 Mutual Fund & Retirement Solutions Overview Data & Analytics Processing Communications • Data Aggregation, Analytics and Insights • Revenue & Expense Management • Mutual Fund and ETF Trade Processing • Participant & Regulatory Communications Provide a suite of data-driven technology solutions to mutual fund, retirement and traditional asset management firms

51 © 2014 | 51 Mutual Fund & Retirement Solutions Overview Illustrative Mutual Fund Client: Global Asset Penetration Illustrative Mutual Fund Client: Asset Distribution by Broker

52 © 2014 | 52 Mutual Fund & Retirement Solutions Overview Plan 1 Trade Processing Engine Plan 2 Plan 3 Plan 4 Plan 50,000 Fund 1 Fund 2 Fund 3 Fund 4 Fund 550

53 © 2014 | 53 401(k) Plan Marketing Campaign Enrollment Conversion Disclosures Rollover Retirement Plan Participant Communications Lifecycle Mutual Fund & Retirement Solutions Overview

54 © 2014 | 54 ~$3B total addressable market across our three major offerings supported by several key trends Data & Analytics • Demand for data and analytics to drive sales, meet regulations, manage expense • Adoption of automated revenue and expense management tools by asset managers and brokers Processing • Shift in retirement savings toward DC • Filling the US retirement gap Communications • Increase in regulatory disclosures for DC retirement plans Market Opportunity $2.0B $0.5B $0.5B Processing Data & Analytics Communications

55 © 2014 | 55 Leverage our mutual fund and ETF database to provide advanced analytics and decision-making solutions to fund companies and intermediaries Improve data capabilities • Data quality and efficiency • New asset classes Expand addressable markets • Small funds (<$2.5B AUM) • Retirement Data Aggregation, Analytics & Insights Strategy Asset Positions, Transactions, Context Grow Revenue, Manage Expense & Risk Intermediaries (Brokers, Record Keepers) Master Data Repository Manufacturers… …distribute products… …via intermediaries… …to investors 750+ Fund Sponsors $16T AUM 16,000+ Products 38,000 Sales Professionals 500,000 Advisors 20,000 Firms 90M Investors

56 © 2014 | 56 Further penetrate the Asset Management market and leverage our core offering with global investment banks and brokers (i.e., Capital Markets) • Asset Management – Continue penetrating core market – Expand into smaller (< $10B AUM) firms with SaaS offering – Expand globally Revenue & Expense Management Strategy Transaction Data Inputs Revenue & Expense Calculations Fee Billing Distribution Fees Expenses Outputs • Capital Markets – Drive sales of post-trade expense management to sell-side – Develop managed service offering

57 © 2014 | 57 Increase Assets Under Administration (AUA) processed for third party retirement plan administrators (TPAs), banks and trust companies • Grow trade processing sales – Enhance trading platform – Broaden TPA client relationships to attract additional plan assets • Attract AUA by serving Retirement Plan Advisors – Sales Enablement & Marketing – Home office and compliance oversight Processing Growth Strategy Mutual Funds Trade Processing Engine Banks Trusts TPAs Trust Accounts DC Plans 401(k), 403(b) Distribution Agreements Fund & ETF Distribution

58 © 2014 | 58 Enable Defined Contribution retirement plan providers to effectively communicate with plan sponsors and participants • Expand Communications Footprint – Lifecycle solutions for bundled providers – Turnkey products/strategic alliances for small- and mid-sized providers Communications Growth Strategy 401(k) Plan Marketing Campaign Enrollment Conversion Disclosures Rollover Retirement Plan Participant Communications Lifecycle • Expand Plan Sponsor Product Offering – Plan health scorecard – Performance reports

59 © 2014 | 59 Notable Key Performance Indicators (FY11-14) • Over $100M in aggregate recurring revenue closed sales • 23% compounded annual growth in total revenue • 21% compounded annual growth in trade processing AUA • Four-fold increase in data under management Review of 3-Year Performance

60 © 2014 | 60 • Capitalize on complexity of the manufacturer–distributor– investor ecosystem with our big data capabilities • Expand our trading and communications capabilities to more broadly serve the DC retirement market • Increase penetration of existing clients and win new accounts with greater focus on client engagement Focus Areas for Next Three Years

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Break

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Charles J. Marchesani President, Global Technology and Operations Global Technology and Operations (GTO)

Business Overview

Global leader in technology and business process solutions that enable efficient operation of global Investment Banks, Broker-dealers, Wealth Managers and Investment Managers

FY14 Revenue and Earnings	FY14 Revenue Distribution
$681M FY14 Revenue	~85% North America
$119M FY14 EBIT	~15% Rest of World

Global Scale	Leading Market Positions
Clearing and settling in 70+ countries	6 of the top 10 global banks
$5+ Trillion in daily settlements	4 of the top 6 Canadian banks
Servicing 49 million accounts	Support 16 of the 22 Primary Dealers

98% Client Revenue Retention

Sources: Internal Analysis Nov 2014. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q'14. Canada Banks 2013 A New Normal PwC. Federal Reserve Bank of NY Primary Dealer List Dec 2014. Note: Certain discrete services previously reported in our Global Technology and Operations segment are now reported within the Investor Communication Solutions segment. As a result, our segment results have been revised to reflect this change in reporting segments.

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64 © 2014 | 64 Our solutions enable smooth and seamless functioning of core capital market activities Integral Part of Financial Markets Ecosystem Sell-Side Buy-Side Back Office Middle Office Front Office Financing & Liquidity Clearance/Settlement Portfolio Management Investor Portal Reference Data Asset Servicing Performance Reporting Reference Data Reconciliations Risk Management Risk Management Broker Desktop

65 © 2014 | 65 Significant Progress Positioning for Growth To meet market trends while leveraging our existing leadership positions, we have executed a significant business transformation in the past 18 months One Client Facing Approach Operating Optimization Product Strategy Talent Investment • Right-sized key businesses • Centers of Excellence • Multi-asset product roadmap • Global product portfolio • Senior leadership team expansion • Compensation/rewards alignment • Go-to-Market as a Global segment • Consultative/ Solutions selling • $16B market • Multiple growth strategies • Executable initiatives • Strong YoY growth – 6% Revenue – 41% EBIT

Aligned Against $16B Addressable Market

Embedded market leadership and differentiated assets create addressability

	MARKET TREND	CLIENT STRATEGIES	
Capital Markets **$9B**	• Regulation impacting RoE	• Capability Mutualization	**Managed services**
	• Market Structure Changes	• Vendor optimization	
Retail/ Wealth **$2.5B**	• Globalization	• Global multi-asset solutions	
	• Disruptive business models	• Liquidity Management	
Buy-Side **$4.5B**	• Fee pressure	• Fee-based Solutions	

Sources: Strategy& "2013 Capital Markets Industry Perspective". 2014 BoA/ML. Morningstar and S&P Analyst reports. Celent "Future of the Post-Trade Industry" 2013

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67 © 2014 | 67 Leveraging Our Leadership Position in North America • Embedded market leadership with leading financial institutions • Competition, regulatory changes impacting clients’ RoE • Focus on cost efficiencies, regulatory investments, differentiation Overview • Create significant cost savings via mutualization • Differentiate offerings through Managed Services • Extend based on our leading market position ̶ Retail/Wealth expansion in the US and Canada ̶ Expand Fixed Income globally and extend into financing and liquidity Strategy Sources: Strategy& "2013 Capital Markets Industry Perspective". 2014 BoA/ML. Morningstar and S&P Analyst reports. Celent "Future of the Post-Trade Industry" 2013

68 © 2014 | 68 Growth Opportunity: Global Trade Processing • Mutualization opportunities for horizontal and vertical solutions • Leverage Accenture partnership to penetrate Eurasian Tier 1/2 banks • Continue to gain share in Asia Pacific Strategy • Challenges created by regulation and changes in market structure • Integration across geographies, lines of business, and asset classes • Pressure to integrate/upgrade legacy technology/operations Overview Sources: The T2S Opportunity Oliver-Wyman 2014 | Celent "Future of the Post-Trade Industry" 2013

69 © 2014 | 69 Growth Opportunity: Buy-Side • Deliver multi-asset capabilities while mutualizing costs • Expand Buy-Side integration with other Broadridge solutions ̶ Reconciliations, Fee Management, Managed Services • Leverage Reference Data capabilities to serve Sell-Side Strategy • Repositioned Paladyne as Broadridge Investment Management Solutions • Comprehensive solutions for Hedge Funds, Prime Brokers and HFA’s ̶ Order/Portfolio management ̶ Risk and Reference Data management • Fee pressure, regulatory compliance, and multi-asset trading strategies Overview

FY14 CAGR and Key Performance Indicators

Revenues and EBIT have grown despite industry consolidation, challenging regulatory environment and post credit crisis financial recovery

98% Client Revenue Retention Rate

	FY11	FY14	CAGR
Total Revenue	$ 589M	$ 681M	5%
EBIT	$ 92M	$ 119M	9%

Growth Products

Contributed ~55% of recurring revenue growth from FY11-FY14

Margin Expansion

~200 bps from operating leverage from FY11-FY14

Sales

~45% of recurring revenue closed sales in FY14 from growth products

Acquisitions

~$65M of recurring fee revenue in FY14; ~10% of total revenue

Broadridge

Note: Certain discrete services previously reported in our Global Technology and Operations segment are now reported within the Investor Communication Solutions segment. As a result, our segment results have been revised to reflect this change in reporting segments

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71 © 2014 | 71 Growth Strategy balanced across: Market Trends Give Confidence to Three- Year Growth Strategy • Support and Extend by continuing to drive operating efficiencies while investing in platform differentiation • Expand and Penetrate into high growth product and market adjacencies • Innovate and Disrupt through scalable technology and operations solutions and unique client delivery models Mutualization trend driven by: Regulations… are creating new requirements, additional expense and ongoing investments Globalization… is increasing interconnection between asset and geographic markets Competition… and low interest rates are intensifying margin pressures

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Christopher J. Perry President, Global Sales, Marketing and Client Solutions Global Sales and Marketing

73 © 2014 | 73 It Is an Exciting Time to Be at Broadridge • Unparalleled position in financial services • Enables financial services firms to stay competitive • Expertise our clients rely on • Clear and executable strategy to drive growth

74 © 2014 | 74 Broadridge Has a Well Defined Sales Strategy 1 2 3 4 Increase sales penetration at largest clients Enhance innovative and acquired product sales Investments in sales organization and infrastructure Accelerate and leverage marketing drivers

75 © 2014 | 75 Now is Our Time! • Dynamic industry landscape • Clients in transformation and need right partner • We have proven solutions with solid track record • Unified and energized go to market organization

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Vijay Mayadas SVP, Strategy, Mergers & Acquisitions Acquisitions Overview

77 © 2014 | 77 Overview Broadridge’s acquisition track record Acquisitions as a driver of growth and innovation Acquisition criteria

Broadridge's Track Record Is Strong

Broadridge has invested $565M in 10 key acquisitions since becoming a public company

- FY07 – FY09: Investigo, Access Data
- FY10 – FY13: City Networks, StockTrans, NewRiver, Matrix, Forefield, Paladyne
- FY14: Bonaire, Emerald Connect

Our acquisitions portfolio is creating significant value for shareholders

- Portfolio IRR tracking to 20%+
- Contributed ~$220M recurring fee revenue and ~$75M EBITDA in FY14

Note: Investment amounts reflect cash paid for acquisitions (net of cash acquired)

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25% of Our Acquisition Portfolio Revenue Is Now Organic



~$165M
~$55M
25%
~$220M
Annualized Recurring Fee Revenue at Acquisition Year
FY14 Recurring Fee Revenue Generated Since Acquisition[1]
FY14 Total Portfolio Recurring Fee Revenue

Note: Shows acquisitions since becoming a public company; 1) defined as incremental revenue over revenue during first year of acquisition

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80 © 2014 | 80 Acquisitions Enhance Our Growth and Innovation Capabilities Mutualization Paladyne FY12 10% NewRiver FY11 13% Matrix FY11 15% StockTrans FY10 59% City Networks FY10 10% Transaction Processing/License Broadridge’s Acquisition Portfolio Since Becoming a Public Company (Acquisition Year, Total Revenue CAGR to FY14) Digitization Emerald FY14 n/a Forefield FY11 12% SaaS Data & Analytics Bonaire FY14 n/a Access Data FY09 17% Investigo FY09 15% SaaS/License

81 © 2014 | 81 Bonaire Acquisition Demonstrates Broadridge’s Tuck-in Strategy First SaaS Contract Signed March 2014 Trained Sales Team Fall 2013 Pipeline >$40M June 2014 Acquisition Closed July 2013 FY 14 Surpassed FY14 Financial Plan Sales: +50% vs. Plan Pipeline <$15M Jan 2014 Signed 6th SaaS Client June 2014 SaaS Enhancement Announcement March 2014 Entered Capital Markets and developed bundled offering with Access Data

82 © 2014 | 82 0 2 4 6 8 2005 2010 2015 2020 $B Activity in Fintech Is Driving a Robust Pipeline Global fintech investment expected to more than double by 2018 Disruptive industry environment driving innovation in Fintech Over past 4 years VC investment in Fintech has grown 4x faster than VC investing overall Increased competition from Private Equity $6–8B Source: Accenture, Partnership Fund analysis of CB Insights data

83 © 2014 | 83 We Have Clear Criteria For Acquisitions Tightly linked to Broadridge’s strategic priorities Accretive to growth, margins and earnings >20% IRR in conservative business case Primary focus on "tuck-in" sized businesses High confidence in our ability to execute

84 © 2014 | 84 Strong pipeline of opportunities driven by disruptive trends in Fintech Aspiration to invest about $400–600M over next 3 years Investing in additional capabilities to ensure we continue to maintain our disciplined criteria as we explore more opportunities Moving Forward, We Will Maintain Our Disciplined Approach

85 © 2014 | 85 1) Our acquisition track record is strong 2) There is significant opportunity to drive growth and innovation through acquisitions 3) We will continue to maintain our disciplined approach In Conclusion

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. James M. Young Chief Financial Officer Financial Overview

Targeting Top Quartile Total Shareholder Return (TSR)

Top Quartile Total Shareholder Return

Sustainable Growth	Operational Excellence	Capital Strategy
7–10% Recurring Fee 3-Year CAGR (FY14–FY17F)	**Margin Expansion from 16% to ~18% (ending FY17F)**	**Target ~45% payout ratio[1] and share repurchase contributing 3–4% to TSR**
• Drive organic growth in current markets • Exploit adjacencies	• Realize efficiencies • Increase operational leverage	• Consistent, strong FCF • Balance investing and returning cash to shareholders

- **Strong and resilient franchise**
- **Ubiquitous presence in financial services**
- **Deep industry expertise**
- **Powerful service profit chain**

1. Dividend subject to Board approval

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88 © 2014 | 88 Components of TSR Performance3 Total Shareholder Return (FY11–FY14)1,2 16.6% 22.6% 23.4% S&P 500 Mean S&P 500 Top Quartile Broadridge FY11–FY14 Revenue Growth 6% Margin Growth 8% Net Earnings Growth 14% Dividends and Share Repurchases 5% Multiple Change 4% Total TSR 23% Broadridge Has Delivered Top Quartile TSR 7/1/11–6/30/14 2. Equilar 3. 3-yr Compounded Annual Growth Rates (CAGRs) Note: Adjusted Net Earnings (Non-GAAP)

89 © 2014 | 89 Overview of Revenue Drivers % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

90 © 2014 | 90 % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% Drivers • Net New Business • Internal Growth – trade volumes, fulfillment activity Attributes • Good position with runway in the US • Meaningful opportunity internationally (e.g., Accenture Post- Trade Processing) • Processing typically has longer sales and implementation cycles Overview of Revenue Drivers 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

91 © 2014 | 91 Overview of Revenue Drivers Drivers • Internal Growth – stock record and interim positions • Client Retention Attributes • More predictable growth • Scalable • International potential % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

92 © 2014 | 92 Overview of Revenue Drivers Drivers • New Sales Attributes • Embedded in or adjacent to existing portfolio • Growing faster than rest of portfolio • Higher margin % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

93 © 2014 | 93 Overview of Revenue Drivers Drivers • Net New Business Attributes • Core to digital strategy • Lower margin opportunity set for non-digital % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

94 © 2014 | 94 Overview of Revenue Drivers Drivers • Mutual Fund Proxy and Supplements, Equity Specials and Contests Attributes • Recent history is flat growth, MF Proxy has fluctuated % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

95 © 2014 | 95 Overview of Revenue Drivers Drivers • Volume of mailed pieces Attributes • Lower margin • Mainly recurring in nature % of Revenue1 Equity and Fixed Income Trade Processing and Trading Support Activity 27% Beneficial/Registered Proxy and Interims 19% Acquired 9% Other Investor Communications 9% Total Recurring Fee Revenue 64% Event-Driven 6% Distribution2 30% Total Revenue 100% 1. Total FY14 revenue 2. Approximately 85% of the 30% is recurring in nature

96 © 2014 | 96 FY11–FY14 Recurring Fee Revenue Net New Business 5% Internal Growth 1% Acquisitions 2% 8% Total Revenue Recurring Fee 5% Event-Driven 0% Distribution/Other 1% 6% FY14–FY17F Recurring Fee Revenue Net New Business 5%–7% Internal Growth 0%–1% Acquisitions ~2% 7%–10% Total Revenue Recurring Fee 4%–6% Event-Driven ~0% Distribution/Other ~1% 5%–7% Revenue Growth History And Objectives 3-Year compounded annual growth rates (CAGRs)

97 © 2014 | 97 13.1% 16.4% FY11 FY14 FY17F ~18% EBIT Margin Expansion to Continue Note: EBIT Margin (Non-GAAP)

98 © 2014 | 98 FY17F $188M $279M FY11 FY14 Improved Scale and Continued Growth Lead to Consistent Double Digit Earnings Growth Note: Adjusted Net Earnings (Non-GAAP)

99 © 2014 | 99 Capital Stewardship Priorities 2. Adjusted Debt/EBITDAR ratio calculated as (Debt + 8x Rent Expense)/(EBITDA + Rent Expense) Maintain minimum 45% dividend payout ratio1 Fund tuck-in acquisitions aspiration of about $400M–600M through FY17 In order to support priorities, anticipate using debt capacity while maintaining long term investment grade credit rating with Adjusted Debt/EBITDAR target ratio2 of 2:1 Increase targeted levels of share repurchase 1. Subject to Board approval

10 0 © 2014 | 100 $0.60 $0.64 $0.72 $0.84 $1.08 FY11 FY12 FY13 FY14 FY15F Dividends Per Share Strong Free Cash Flows Enabled Us to Increase the Dividend to a 45% Payout Ratio in FY15F $143 $244 $220 $334 FY11 FY12 FY13 FY14 Free Cash Flows (in millions except for dividends per share)

10 1 © 2014 | 101 $0.4B $0.6B $0.3B $1.1B $0.4B FY15 Beginning Cash Free Cash Flows Dividend @45% Regulatory and Int'l Cash Capacity for div>45%, tuck-ins, share repurchases Continued Strong Free Cash Flows and Greater Use of Balance Sheet Enable Us to Meet Capital Stewardship Commitments And Provide More Flexibility FY15F–FY17F 1. Additional capital from moving Adjusted Debt/EBITDAR to 2:1 F

10 2 © 2014 | 102 $0.4B $0.6B $0.3B $1.1B $0.4B FY15 Beginning Cash Free Cash Flows Dividend @45% Regulatory and Int'l Cash Capacity for div>45%, tuck-ins, share repurchases $0.6B $1.2B Lever to 2X1 1. Additional capital from moving Adjusted Debt/EBITDAR to 2:1 Continued Strong Free Cash Flows and Greater Use of Balance Sheet Enable Us to Meet Capital Stewardship Commitments And Provide More Flexibility FY15F–FY17F F

10 3 © 2014 | 103 Performance Objectives Target Top Quartile TSR FY14 – FY17F Recurring revenue growth 7%–10% Total revenue growth 5%–7% Earnings growth 9%–11% Dividend yield and share repurchases 3%–4% Target TSR Top quartile1 BCG study of likely top quartile performance for the same time period Note: Adjusted Net Earnings (Non-GAAP)

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Richard J. Daly President and Chief Executive Officer Closing Remarks

Broadridge's Investment Thesis

Unique franchise and ubiquitous presence	• Leading provider of US beneficial proxy, prospectus, US fixed income and Canadian equity processing; 80%+ outstanding shares in US processed for voting; $5+ trillion in North American fixed income and equity trades cleared and settled daily
Resilient business model	• 98% client revenue retention rate; 90% of total revenue is recurring • Expanding portfolio of growth products: ~25% of recurring fee revenue in FY14 vs. ~10% in FY10
Large market opportunity aligned with powerful industry trends	• $24B addressable market • Regulatory environment pressuring clients' return on equity; driving mutualization of non-differentiating costs and capabilities which is at the core of what Broadridge does • Digital and paper elimination solutions drove proxy suppression rate to 62% in FY14; investing to drive digital adoption across the $20B paper and postage spend in Financial Services • Data & Analytics solutions generated $46M recurring fee revenue in FY14, up from zero since becoming a public company; investing in our data and analytics product portfolio
Track record driving growth through new products and tuck-in acquisitions	• Acquired 10 businesses since becoming public • Portfolio tracking to 20%+ IRR; generated ~$220M in recurring fee revenue and ~$75M in EBITDA
Low capital intensity and strong free cash flow enable effective capital stewardship	• Generated $2.2B free cash flow since becoming public • Returned $1.4B cash to stockholders through dividends and share repurchases since becoming public • Commitment to dividends targeting at least a 45% payout ratio • Using debt capacity positions us to increase our investments and return of capital, while maintaining investment grade credit rating
Proven track record delivering top quartile TSR	• Delivered top quartile avg. annual TSR of 13% since becoming public and 23% over past 3 years • Grew recurring fee revenue 8%, total revenue 6% and earnings 14% CAGR from FY11-14
Experienced management and highly engaged associate team focused on delivering strong TSR	• Recognized as an employer of choice in New York, Canada and India driven by our commitment to the service profit chain and alignment among our associates, clients and shareholders • 100% of associates have a bonus tied to customer satisfaction

Note: All Broadridge results and statistics are for FY14 unless otherwise stated; Adjusted Net Earnings (Non-GAAP)

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2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Q&A

2014 Investor & Analyst Day • Broadridge Financial Solutions, Inc. Supplemental Materials

10 8 © 2014 | 108 Definitions The following terms are used in the 2014 Investor & Analyst Day Presentations: Acquisition Amortization and Other Costs represent amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions. Adjusted Debt/EBITDAR ratio is calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense). Closed Sales represent anticipated revenues for new client contracts that were signed by Broadridge during the periods referenced. A sale is considered closed when the Company has received the signed client contract. For recurring revenue closed sales, the amount of the closed sale is generally a reasonable estimate of annual revenues based on client volumes or activity, excluding pass-through revenues such as distribution revenues. Distribution revenues consist primarily of postage-related expenses incurred in connection with our Investor Communication Solutions segment. Earnings results and related metrics that are provided on a consolidated basis are Non-GAAP measures as they are adjusted to exclude the impact of certain significant events from our GAAP results such as the impact of Acquisition Amortization and Other Costs. EBIT in a Non-GAAP measure and is defined as Earnings Before Interest and Taxes. Event-Driven revenues are based on the number of special events and corporate transactions we process. Event- driven activity is impacted by financial market conditions and changes in regulatory compliance requirements, resulting in fluctuations in the timing and levels of event-driven fee revenues. As such, the timing and level of event- driven activity and its potential impact on revenues and earnings is difficult to forecast. Free Cash Flows (FCF) is a Non-GAAP measure and is defined by Broadridge as cash flows from operating activities, less capital expenditures and software purchases. IBM Migration Costs are the costs incurred by Broadridge in connection with the migration of its data centers to IBM. Net New Business refers to recurring revenue closed sales less revenue from recurring revenue client losses.

10 9 © 2014 | 109 Non-GAAP to GAAP Reconciliations Free Cash Flows FY11-FY14 Broadridge Financial Solutions Reconciliation of Non-GAAP to GAAP Measures Free Cash Flows Reconciliation FY2011 to FY2014 (in $ millions) FY2011 FY2012 FY2013 FY2014 Net cash flows provided by continuing operating activities (GAAP) 191 291 271 388 Capital Expenditures and Software Purchases 47 47 51 53 Free Cash Flows (Non-GAAP) 143 244 220 334 Note: Totals may not sum due to rounding

11 0 © 2014 | 110 Non-GAAP to GAAP Reconciliations Free Cash Flows Since Becoming a Public Company Broadridge Financial Solutions Reconciliation of Non-GAAP to GAAP Measures Free Cash Flows Reconciliation Q42007 to FY2014 (in $ millions) Q42007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 Total Net cash flows provided by operating activities - continuing 85 308 277 360 191 291 271 388 2,170 Net cash flows provided by operating activities - discontinued 174 82 134 23 (6) 406 Net cash flows provided by operating activities (GAAP) 85 482 359 494 214 284 271 388 2,576 Capital Expenditures and Software Purchases 14 47 30 53 47 47 51 53 342 Free Cash Flows (Non-GAAP) 71 436 329 441 167 238 220 334 2,235 Notes: Totals may not add up due to rounding Table above includes cash flows provided by operating activities of discontinued operations

11 1 © 2014 | 111 Non-GAAP to GAAP Reconciliations EBIT, EBIT Margins and Earnings Broadridge Financial Solutions, Inc. Reconciliation of Non-GAAP to GAAP Measures EBIT, EBIT Margins and Earnings Reconciliation (in $ millions) FY2011 FY2014 EBIT from continuing operations (Non-GAAP) 285 420 Acquisition Amortization and Other Costs 19 25 Interest and Other (8) (25) Adjusted net earnings from continuing operations before income taxes (Non-GAAP) 295 420 Acquisition Amortization and Other Costs (19) (25) IBM Migration Costs (6) - Earnings from continuing operations before income taxes (GAAP) 270 396 EBIT margins (Non-GAAP) 13.1% 16.4% Adjusted Pre-tax margins (Non-GAAP) 13.6% 16.4% Pre-tax margins (GAAP) 12.4% 15.5% Adjusted Net Earnings from continuing operations (Non-GAAP) 188 279 Acquisition Amortization and Other Costs (12) (16) IBM Migration Costs (4) - Total Net Earnings from continuing operations (GAAP) 172 263